UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Van Kampen Senior Income Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/10

Item 1. Report to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

January 31, 2010

MUTUAL FUNDS Van Kampen Senior Income Trust (VVR)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Senior Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of January 31, 2010.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/10 (Unaudited)

Senior Income Trust
Symbol: VVR
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (6/23/98)	1.34%	1.29%

10-year	0.46	1.94

5-year	–3.63	–3.60

1-year	77.47	78.83

6-month	19.91	32.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and trust shares, when redeemed, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change and represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the six-month period ended January 31, 2010

Market Conditions

The senior loan market continued to rally strongly throughout the reporting period. For the six-month period ended January 31, 2010, the S&P LSTA Leveraged Loan Index (the “Index”) gained 11.75 percent, while average loan prices rose from 81.2 cents on the dollar to 89.49 cents on the dollar. Within the Index, lower quality loans outperformed for the period, with CCC rated issuers (+26.53 percent) significantly outpacing higher credit quality BB (+4.74 percent) and B (+11.81 percent) issuers.

From a technical standpoint, the loan market continued to benefit from increasing demand, loan repayments and relatively tepid new loan issuance. The bank loan category of retail mutual funds continued to enjoy strong inflows over the course of the period sparked by the opportunity to purchase senior loans at a discount and the prospect of higher short-term interest rates in the future. Additionally, loan repayments were strong as the trend of companies issuing new high yield bonds and using the proceeds to pre-pay bank debt at par continued. New loan issuance, on the other hand, remained weak, especially in the first half of the reporting period. In the later part of the fourth quarter of 2009 and continuing into 2010, new issuance did pick up substantially; however, in the fourth quarter of 2009, the pool of investable loans still contracted as loan repayments of $32 billion were well in excess of the $26 billion of new loan issuance.

The loan market benefited from a substantial improvement in credit fundamentals. Borrowers’ performance generally reflected the growth in U.S. GDP that we experienced in the second half of 2009, and this growth is expected to continue in 2010. The improved macroeconomic conditions translated into an improving default picture. The senior loan default rate peaked in November 2009 at 10.8 percent and by the end of January 2010 had declined to 8.8 percent. We expect the rate to fall to the mid-single digits by the end of 2010.

Although we are cautiously optimistic that the loan rally will continue in 2010, albeit at a much slower pace than in 2009, it is clear that risks and uncertainties remain that could negatively impact the markets. The economic recovery is likely to be less robust than previous recoveries as the consumer remains stressed with unemployment just below 10 percent and foreclosures still at an elevated level. There is uncertainty as to how the economy will react as governments and central banks begin to remove the global stimulus as well as concerns about the size of the budget deficit both here in the U.S. and in other countries around the world.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the six months ended January 31, 2010, the Trust returned 32.40 percent on a market price basis and 19.91 percent on an NAV basis.

Total return for the six-month period ended January 31, 2010

Based on NAV	Based on Market Price

19.91%	32.40%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

The Trust invests primarily in senior secured loans to non-investment grade companies. Although non-investment grade companies have a higher probability of defaulting than investment grade companies, our loans are typically secured by the assets of the company and are senior in the capital structure and thus are generally repaid before any of the company’s other obligations. As of the end of the reporting period, 91 percent of the Trust’s assets are first lien senior secured loans. The remainder is a mix of second lien senior secured loans and high yield bonds. Concentration in the portfolio by both industry and borrower remains low.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals. We focus primarily on investing in companies that we believe will have consistent cash flows and strong collateral coverage and thus we typically have a bias toward more defensive industries such as health care, utilities, food and cable.

The Trust used a modest amount of leverage, which enhanced returns as loan prices increased during the period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. The use of leverage could be a risk of greater volatility. (Similarly, should short-term rates fall, borrowing costs would also decline.) We believe the modest use of leverage will continue to benefit shareholders in the periods ahead.

Market Outlook

While we have certainly witnessed a dramatic rally in loan prices over the past year, given current price levels and the potential for declining default rates this year, we believe there are still compelling investment opportunities in senior secured loans. Additionally, while investors continue to have the ability to purchase loans at what we believe are relatively attractive values, they are also positioning themselves well should short-term interest rates begin to rise. Because senior loans pay a floating interest rate, should short-term rates move higher, senior loan investors may benefit through increasing distribution yields. This can act as a nice complement to fixed rate investments that typically face a headwind in a rising interest rate environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Top 10 Issuer Exposure as of 1/31/10 (Unaudited)

Calpine Corp.	2.1%
First Data Corp.	2.0
Charter Communications Operating, LLC	1.7
Community Health Systems, Inc.	1.7
HCA, Inc.	1.6
Texas Competitive Electric Holdings Co., LLC	1.5
Univision Communications, Inc.	1.4
Lyondell Chemical Co.	1.1
Harrah’s Operating Co., Inc.	1.1
Pinnacle Foods Finance, LLC	1.1

Top Five Sector Exposure as of 1/31/10 (Unaudited)

Healthcare	12.7%
Utilities	8.0
Chemicals, Plastics & Rubber	5.8
Broadcasting—Radio & Television	5.8
Finance	5.7

Moody’s Credit Rating Exposure Distribution as of 1/31/10 (Unaudited)

Baa	3.3%
Ba	33.9
B	35.1
Caa	7.9
Ca	0.8
C	0.2
Non-Rated	18.8

Capital Structure Distribution as of 1/31/10 (Unaudited)

1st Lien	91.6%
2nd Lien	4.8
Unsecured	1.4
Other	2.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages include total exposure of loans, bonds and the notional value of credit derivatives, with unfunded loan commitments being treated as if they were fully funded. This method of aggregation is reflected in both the numerator and denominator of each calculation. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Derivatives Policy

The Trust has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Trust may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Trust may use and their associated risks:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Trust’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Trust or if the reference index, security or investments do not perform as expected. The Trust’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Trust is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Trust would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Investments. The Trust also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Trust also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Trust may use cross currency hedging or proxy hedging with respect to currencies in which the Trust has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Trust’s currency risks involves the risk of mismatching the Trust’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Trust’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts.

Portfolio Management

Van Kampen Senior Income Trust is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty, a Vice President of the Adviser, and Jeffrey Scott and Philip Yarrow, each an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Trust’s portfolio.

Mr. Fogarty joined the Adviser in 2007 and began managing the Trust in July 2008. Mr. Fogarty has approximately 12 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Scott joined the Adviser in 2005 and began managing the Trust in July 2008. Mr. Scott has approximately 19 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

Mr. Yarrow joined the Adviser in 2005 and began managing the Trust in March 2007. Mr. Yarrow has over 14 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

For More Information About Portfolio Holdings

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a trust’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”) pursuant to the investment advisory agreement approved by the Board on May 20-21, 2009. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.

In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”).

The Fund’s Board of Trustees is seeking shareholder approval of the New Advisory Agreements at a special meeting of shareholders and a proxy statement is being sent to shareholders in advance of the special meeting. Closing of the Transaction and shareholder approval of the New Advisory Agreements are conditions precedent to the effectiveness of the New Advisory Agreements. As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the

Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the current portfolio management team for the Fund is expected to remain the same under the New Advisory Agreements. The Trustees discussed with Invesco the resources available in managing the Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreement. The Board had previously determined that such fees were acceptable under the current advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the Trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 149.1% Aerospace/Defense 4.1%
$2,634	Alion Science and Technology Corp., Term Loan	9.50%	02/06/13	$2,627,564
1,964	Apptis, Inc., Term Loan	3.49 to 3.51	12/20/12	1,924,515
2,108	Atlantic Marine Services, Term Loan	4.50 to 4.56	03/22/14	2,055,247
4,167	Booz Allen Hamilton, Inc., Term Loan (a)	6.00 to 7.50	07/31/15	4,209,436
8,224	IAP Worldwide Services, Inc., Term Loan (b)	9.25 to 11.50	12/30/12 to 06/28/13	7,059,146
4,393	ILC Industries, Inc., Term Loan	2.23	02/24/12	4,228,550
2,323	Primus International, Inc., Term Loan	2.73	06/07/12	2,043,974
4,648	TASC, Inc., Term Loan	5.50 to 5.75	12/18/14 to 12/18/15	4,678,659
4,819	Vangent, Inc., Term Loan	2.52	02/14/13	4,506,071
625	Wesco Aircraft Hardware Corp., Term Loan	5.99	03/28/14	596,094

				33,929,256

	Automotive 5.3%
1,605	Acument Global Technologies, Inc., Term Loan (b)	14.00	08/11/13	1,232,135
7,952	Federal-Mogul Corp., Term Loan	2.17	12/29/14 to 12/28/15	6,759,076
12,547	Ford Motor Co., Term Loan	3.24 to 3.26	12/16/13	11,764,750
6,548	Metokote Corp., Term Loan	9.00	11/27/11	5,582,362
5,303	Oshkosh Truck Corp., Term Loan	6.26	12/06/13	5,334,164
611	Performance Transportation Services, Inc., Revolving Credit Agreement (c) (d) (e)	3.25	01/26/12	168,159
420	Performance Transportation Services, Inc., Term Loan (c) (d) (e)	7.50	01/26/12	115,474
4,840	Polypore, Inc., Term Loan	2.49	07/03/14	4,634,556
3,588	Sensata Technologies, Inc., Term Loan	1.99 to 2.00	04/26/13	3,268,238
4,811	TRW Automotive, Inc., Term Loan	5.00	05/30/15 to 05/30/16	4,823,898

				43,682,812

	Banking 0.1%
668	Dollar Financial Corp., Term Loan	7.00	10/30/12	648,955

	Beverage, Food & Tobacco 8.4%
5,177	Acosta, Inc., Term Loan (a)	2.49	07/28/13	4,943,853
10,990	Coleman Natural Foods, LLC, Term
4,723	DCI Cheese Co., Term Loan	3.50	06/30/10	2,952,011
10,195	Dole Food Co. Inc., Term Loan	7.89 to 8.00	04/12/13	10,312,857
10,124	DS Waters of America, Inc., Term Loan	2.50	10/27/12	9,554,289
4,950	DSW Holdings, Inc., Term Loan	4.25	03/02/12	4,314,752
9,710	Farley’s & Sathers Candy Co., Inc., Term Loan	7.00 to 11.25	06/15/11 to 01/02/12	9,588,715

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Beverage, Food & Tobacco (Continued)
$5,571	FSB Holdings, Inc., Term Loan	2.50 to 6.00%	09/29/13 to 03/29/14	$5,219,240
1,070	Michael Foods, Inc., Term Loan	6.50	05/01/14	1,082,163
1,096	PBM Products, LLC, Term Loan	2.49	09/29/12	1,071,164
8,344	Pinnacle Foods Finance, LLC, Term Loan	2.98 to 7.50	04/02/14	8,016,735
7,111	Wm. Wrigley Jr. Co., Term Loan	3.06 to 3.31	12/17/12 to 10/06/14	7,147,196

				70,165,541

	Broadcasting—Cable 10.0%
5,728	Cequel Communications, LLC, Term Loan	2.25	11/05/13	5,468,174
24,364	Charter Communications Operating, LLC, Term Loan (e)	2.26 to 2.76	03/06/14 to 09/06/14	22,638,877
11,066	CSC Holdings, Inc., Term Loan	1.25 to 2.05	02/24/12 to 03/29/16	10,914,369
5,465	DIRECTV Holdings, LLC, Term Loan	5.25	04/13/13	5,495,462
4,367	Discovery Communications Holdings, LLC, Term Loan	5.25	05/14/14	4,425,225
1,967	Knology Inc., Term Loan	3.75	06/30/14	1,921,058
5,588	MCC Iowa, LLC, Term Loan	1.96 to 6.50	01/31/15 to 01/03/16	5,410,162
4,452	Mediacom Illinois, LLC, Term Loan	1.96 to 5.50	01/31/15 to 03/31/17	4,339,100
8,229	RCN Corp., Term Loan	2.56	05/25/14	7,858,260
7,605	TWCC Holding Corp., Term Loan	7.25	09/14/15	7,679,711
7,145	UPC Broadband Holding B.V., Term Loan (Netherlands)	3.93	12/30/16	7,039,352

				83,189,750

	Broadcasting—Diversified 1.4%
8,248	Alpha Topco, Ltd., Term Loan (United Kingdom)	2.45 to 3.82	12/31/13 to 06/30/14	7,535,687
4,246	Cumulus Media, Inc., Term Loan	4.23	06/11/14	3,800,113

				11,335,800

	Broadcasting—Radio 2.2%
6,693	CMP KC LLC, Term Loan (d) (f)	6.25	05/03/11	2,041,461
13,896	CMP Susquehanna Corp., Term Loan	2.25	05/05/13	11,418,252
1,732	LBI Media, Inc., Term Loan	1.73	03/31/12	1,498,613
4,579	Multicultural Radio Broadcasting, Inc., Term Loan	2.98 to 5.98	12/18/12 to 06/18/13	3,393,070

				18,351,396

	Broadcasting—Television 3.5%
955	Barrington Broadcasting, LLC, Term Loan (a)	4.50 to 4.52	08/12/13	812,364
2,673	FoxCo Acquisition Sub, LLC., Term Loan	7.50	07/14/15	2,549,787
956	High Plains Broadcasting Operating Co. LLC, Term Loan	9.00	09/14/16	846,318
390,630	Newport Television, LLC, Term Loan	9.00	09/14/16	3,212,940

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Television (Continued)
$3,632	Sunshine Acquisition, Ltd., Term Loan	2.53%	03/20/12	$3,191,557
21,053	Univision Communications, Inc., Term Loan	2.50	09/29/14	18,389,979

				29,002,945

	Buildings & Real Estate 1.9%
2,500	El Ad IDB Las Vegas, LLC, Term Loan	2.98	08/09/12	1,368,750
14,820	Ginn LA CS Borrower, LLC, Term Loan (d)	6.20 to 7.75	06/08/11	1,037,400
6,000	Ginn LA CS Borrower, LLC, Term Loan (d) (f)	10.20	06/08/12	10,002
3,000	Kyle Acquisition Group, LLC, Term Loan (d)	4.00	07/20/11	215,001
2,200	Kyle Acquisition Group, LLC, Term Loan (d) (g)	5.75	07/20/09	157,667
602	Lake At Las Vegas Joint Venture, LLC Revolving Credit Agreement (b) (d) (e)	14.35	06/20/12	17,554
1,011	Lake At Las Vegas Joint Venture, LLC, Term Loan (b) (e)	9.73 to 13.20	04/30/10	404,589
6,078	Lake At Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e)	15.35 to 20.00	10/01/10 to 12/22/12	177,290
3,658	NLV Holdings, LLC, Term Loan (b) (e)	3.00 to 3.73	05/09/11 to 05/09/12	464,456
6,685	Realogy Corp., Term Loan	3.23 to 3.25	10/10/13	5,966,689
3,908	South Edge, LLC, Term Loan (d) (g)	5.25 to 5.50	10/31/08 to 10/31/09	1,467,803
540	Standard Pacific Corp., Term Loan	2.02	05/05/13	461,700
5,946	Tamarack Resorts LLC, Term Loan (d)	7.50 to 8.05	05/19/11	118,920
497	Tamarack Resorts LLC, Term Loan (d) (g)	20.25	07/02/09	397,522
2,252	WCI Communities, Inc., Term Loan (b)	10.00 to 11.00	09/03/14 to 09/02/16	2,163,940
1,010	Yellowstone Mountain Club, LLC, Term Loan	6.00	07/16/14	979,808
2,866	Yellowstone Mountain Club, LLC, Term Loan (d) (f)	4.63	09/30/10	0

				15,409,091

	Business Equipment & Services 3.8%
3,598	First American Payment Systems, LP, Term Loan	3.25	10/06/13	3,435,851
2,146	GSI Holdings, LLC, Term Loan	3.26	08/01/14	1,888,883
1,377	InfoUSA, Inc., Term Loan	2.01	02/14/12	1,336,726
2,083	KAR Holdings, Inc., Term Loan	2.99	10/18/13	2,030,026
5,507	NCO Financial Systems, Term Loan	7.50	05/15/13	5,455,824
12,393	Nielsen Finance, LLC, Term Loan	2.23	08/09/13	11,883,961
3,909	RGIS Services, LLC, Term Loan	2.74 to 2.75	04/30/14	3,635,470

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Business Equipment & Services (Continued)
$172	Sedgwick CMS Holdings, Inc., Term Loan	2.50%	01/31/13	$165,368
1,950	SMG Holdings, Inc., Term Loan	3.25 to 3.43	07/27/14	1,813,500

				31,645,609

	Chemicals, Plastics & Rubber 8.4%
3,677	Ashland Chemicals, Term Loan (a)	6.00 to 7.65	11/13/13 to 05/13/14	3,714,039
2,400	Brenntag Holding GmbH & Co., Term Loan (Germany)	4.25	07/07/15	2,346,857
1,327	Celanese Holdings, LLC, Term Loan	2.00	04/02/14	1,280,685
890	Cristal Inorganic Chemicals US, Inc., Term Loan	2.50	05/15/14	841,273
7,921	Hexion Specialty Chemicals, Inc., Term Loan	2.56	05/06/13	7,477,712
8,945	Huntsman International, LLC, Term Loan	1.99 to 2.49	04/21/14 to 06/30/16	8,576,890
6,668	Kraton Polymers, LLC, Term Loan	2.25	05/13/13	6,401,724
72	Lyondell Chemical Co., Revolving Credit Agreement (e)	3.73	12/22/14	52,241
18,365	Lyondell Chemical Co., Term Loan (e)	3.73 to 13.00	04/06/10 to 12/22/14	14,592,759
5,928	Nalco Co., Term Loan	1.98 to 6.50	05/06/16 to 05/13/16	5,995,994
5,441	PQ Corp., Term Loan	3.49 to 3.50	07/30/14	5,080,683
1,580	Rockwood Specialties Group, Inc., Term Loan	4.50	07/30/12	1,600,383
6,418	Solutia, Inc., Term Loan	7.25	02/28/14	6,528,837
5,733	Univar, Inc., Term Loan	3.23	10/10/14	5,431,704

				69,921,781

	Construction Material 0.8%
11,116	Axia, Inc., Term Loan (b) (d) (e)	5.00	12/21/12	1,389,441
1,867	Building Materials Holding Corp., Term Loan (b)	8.00	01/04/15	1,400,294
2,825	Contech Construction Products, Inc., Term Loan	2.24	01/31/13	2,574,695
1,500	Custom Building Products, Inc., Term Loan	10.75	04/20/12	1,451,250

				6,815,680

	Containers, Packaging & Glass 4.6%
2,371	Anchor Glass Container Corp., Term Loan (a)	6.75	06/20/14	2,396,249
3,418	Berlin Packaging LLC, Term Loan	3.23 to 3.25	08/17/14	2,922,628
3,827	Berry Plastics Group, Inc., Term Loan	2.25	04/03/15	3,470,444
7,535	Graham Packaging Co., L.P., Term Loan	2.50 to 6.75	10/07/11 to 04/05/14	7,612,096
1,198	Graphic Packaging International, Inc., Term Loan	2.25	05/16/14	1,166,609
6,593	Kranson Industries, Inc., Term Loan	2.48 to 4.50	07/31/13	6,227,837

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass (Continued)
$5,795	Packaging Dynamics Operating Co., Term Loan	2.26%	06/09/13	$5,244,339
4,045	Pertus Sechzehnte GmbH, Term Loan (Germany)	2.61 to 2.86	06/13/15 to 06/13/16	3,438,229
4,800	Reynolds Group Holdings, Inc., Term Loan	6.25	11/05/15	4,871,400
825	Tegrant Holding Corp., Term Loan	5.76	03/08/15	589,875

				37,939,706

	Diversified Manufacturing 0.9%
2,053	Arnold Magnectic Technologies Corp., Term Loan (f)	7.50 to 8.50	03/07/11 to 03/06/12	1,420,465
1,551	Mueller Water Products, Inc., Term Loan	5.24 to 5.25	05/24/12 to 05/23/14	1,542,828
5,175	MW Industries, Inc., Term Loan (f)	8.00	11/01/13	4,528,210

				7,491,503

	Durable Consumer Products 0.2%
2,374	Brown Jordan International, Inc., Term Loan	4.24 to 6.25	04/30/12	1,993,905

	Ecological 0.5%
1,471	Energy Solutions, LLC, Term Loan	3.99	05/28/13	1,454,176
2,332	Environmental Systems Products Holdings, Term Loan (f)	13.50	09/12/12	2,281,027
1,100	Synagro Technologies, Inc., Term Loan	4.98	10/02/14	770,000

				4,505,203

	Education & Child Care 3.6%
1,840	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.74	05/28/14	1,729,600
2,445	Bright Horizons Family Solutions, Inc., Term Loan	7.50	05/28/15	2,454,091
12,318	Cengage Learning Holdings II, LP, Term Loan	2.75 to 7.50	07/03/14	11,083,271
324	Educate, Inc., Term Loan	2.51 to 5.51	06/14/13 to 06/16/14	287,968
3,343	Education Management, LLC, Term Loan	2.06	06/03/13	3,217,214
12,219	Nelson Education, Ltd., Term Loan (Canada)	2.75	07/05/14	11,241,250

				30,013,394

	Electronics 3.7%
913	Aeroflex, Inc., Term Loan (a)	3.56	08/15/14	855,920
4,335	Edwards Ltd., Term Loan (Cayman Islands) (b)	2.26 to 5.99	05/31/14 to 11/30/14	3,215,773
330	H3C Holdings, Ltd., Term Loan (Cayman Islands)	3.64	09/28/12	320,650

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics (Continued)
$6,334	Infor Enterprise Solutions Holdings, Inc., Term Loan	3.99%	07/28/12	$5,937,788
928	Kronos, Inc., Term Loan	2.25	06/11/14	883,109
1,402	Matinvest 2 SAS, Term Loan (France)	2.78 to 3.03	06/23/14 to 06/22/15	1,143,543
7,257	Open Solutions, Inc., Term Loan	2.38	01/23/14	6,464,752
579	Stratus Technologies, Inc., Term Loan	4.01	03/29/11	503,730
9,872	SunGard Data Systems, Inc., Term Loan	1.98 to 6.75	02/28/14 to 02/26/16	9,744,025
2,216	Verint Systems, Inc., Term Loan	3.49	05/25/14	2,094,192

				31,163,482

	Entertainment & Leisure 6.2%
3,881	Bombardier Recreational Products, Inc., Term Loan (Canada)	3.27 to 3.28	06/28/13	2,942,342
3,753	Cedar Fair, LP, Term Loan	2.23 to 6.25	02/17/12 to 02/17/14	3,728,381
2,371	Cinemark USA, Inc., Term Loan	1.99 to 2.03	10/05/13	2,333,955
7,033	Fender Musical Instruments Corp., Term Loan	2.51	06/09/14	6,101,556
2,294	Gibson Guitar Corp., Term Loan	7.25	12/29/13	2,064,869
6,000	Hicks Sports Group, LLC, Term Loan (d)	6.75	12/22/10	4,975,002
4,780	Metro-Goldwyn-Mayer Studios, Inc., Revolving Credit Agreement (d)	5.00	04/08/10	2,796,219
15,269	Metro-Goldwyn-Mayer Studios, Inc., Term Loan (d)	20.50	04/08/12	8,932,098
4,786	Mets, LP, Term Loan	2.23	07/25/10	4,426,786
2,025	Playcore Holdings, Inc., Term Loan	2.81 to 4.75	02/21/14	1,883,350
2,295	Regal Cinemas, Corp., Term Loan	4.00	10/28/13	2,301,692
3,303	Ticketmaster Entertainment, Inc., Term Loan	7.00	07/25/14	3,286,343
3,483	True Temper Sports, Inc., Term Loan (f)	13.00	10/14/13	3,482,548
2,000	Universal City Development Partners, Ltd., Term Loan	6.50	11/06/14	2,025,000

				51,280,141

	Farming & Agriculture 0.3%
3,000	WM. Bolthouse Farms, Inc., Term Loan	9.00	12/16/13	2,938,749

	Finance 8.7%
660	Fidelity National Information Solutions, Inc., Term Loan	4.48	01/18/12	663,709
30,130	First Data Corp., Term Loan	2.98 to 3.00	09/24/14	26,100,421
4,473	Grosvenor Capital Management Holdings, LLP, Term Loan	2.25	12/05/13	4,070,066
5,531	iPayment, Inc., Term Loan	2.23 to 2.25	05/10/13	5,227,197
6,868	LPL Holdings, Inc., Term Loan	2.00	06/28/13	6,573,505

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Finance (Continued)
$2,408	Metavante Corp., Term Loan	3.53%	11/01/14	$2,410,094
9,277	National Processing Co. Group, Inc., Term Loan	7.00 to 10.75	09/29/13 to 09/29/14	8,762,256
5,740	Nuveen Investments, Inc., Term Loan	3.25 to 3.32	11/13/14	5,080,864
4,273	Oxford Acquisition III, Ltd., Term Loan (United Kingdom)	2.25	05/12/14	4,031,129
7,272	RJO Holdings Corp., Term Loan (b)	5.24 to 8.99	07/12/14 to 07/13/15	3,542,854
6,149	Transfirst Holdings, Inc., Term Loan (b)	3.01 to 7.01	06/15/14 to 06/15/15	5,462,773

				71,924,868

	Grocery 0.9%
7,177	Roundy’s Supermarkets, Inc., Term Loan	6.25	11/03/13	7,159,243

	Health & Beauty 1.0%
4,751	American Safety Razor Co., Term Loan	2.75 to 6.51	07/31/13 to 01/30/14	3,360,068
7,648	Marietta Intermediate Holding Corp, Term Loan (b)	7.25 to 12.00	11/30/10 to 12/31/12	1,729,910
4,094	Philosophy, Inc., Term Loan	2.24	03/16/14	3,622,803

				8,712,781

	Healthcare 15.7%
2,885	American Medical Systems, Inc., Term Loan	2.50	07/20/12	2,805,775
3,482	Capella Healthcare, Inc., Term Loan	5.75	03/02/15	3,464,867
3,839	Catalent Pharma Solutions, Inc., Term Loan	2.48	04/10/14	3,512,884
23,270	Community Health Systems, Inc., Term Loan	2.51	07/25/14	22,024,870
5,237	DSI Renal, Inc., Term Loan (b)	10.00	03/31/13	5,027,103
3,477	Fresenius SE, Term Loan (Germany)	6.75	09/10/14	3,507,225
429	Genoa Healthcare Group, LLC, Term Loan	5.50	08/10/12	394,763
22,903	HCA, Inc., Term Loan	1.75 to 2.50	11/16/12 to 11/18/13	21,812,600
4,297	HCR Healthcare, LLC, Term Loan	2.73	12/22/14	4,089,252
10,513	Health Management Associates, Inc., Term Loan	2.00	02/28/14	10,006,345
1,492	HealthSouth Corp., Term Loan	2.51 to 4.01	03/11/13 to 03/15/14	1,468,991
10,725	Inverness Medical Innovations, Inc., Term Loan	2.23 to 2.25	06/26/14	10,269,187
5,428	Life Technologies Corp., Term Loan	5.25	11/20/15	5,465,552
8,953	Multiplan, Inc., Term Loan	2.73 to 2.75	04/12/13	8,568,299
5,326	Rehabcare Group, Inc., Term Loan	6.00	11/24/15	5,349,766
1,865	Select Medical Corp., Term Loan	2.27	02/24/12	1,809,331
2,313	Sun Healthcare Group, Inc., Term Loan	2.25 to 2.83	04/21/14	2,192,245

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Healthcare (Continued)
$10,211	Surgical Care Affiliates, LLC, Term Loan	2.25%	12/29/14	$9,464,738
5,828	United Surgical Partners, International, Inc., Term Loan	2.24 to 2.25	04/19/14 to 04/21/14	5,467,510
3,690	Viant Holdings, Inc., Term Loan	2.51	06/25/14	3,634,249

				130,335,552

	Home & Office Furnishings, Housewares & Durable Consumer Products 0.8%
923	Hunter Fan Co., Revolving Credit Agreement	6.75	04/16/13	493,760
2,117	Hunter Fan Co., Term Loan	2.74 to 6.99	04/16/14 to 10/16/14	1,332,466
2,577	Mattress Holdings Corp., Term Loan	2.51	01/18/14	1,864,240
3,423	National Bedding Co. LLC, Term Loan	5.31	02/28/14	3,055,376

				6,745,842

	Hotels, Motels, Inns & Gaming 6.6%
7,631	BLB Worldwide Holdings, Inc., Term Loan (b)	4.75 to 6.50	07/18/11 to 07/18/12	4,120,737
748	Cannery Casino Resorts, LLC, Revolving Credit Agreement	2.48 to 2.73	05/18/12	563,599
7,427	Cannery Casino Resorts, LLC, Term Loan	2.48 to 4.48	05/18/13 to 05/16/14	6,502,491
3,252	CCM Merger Corp., Term Loan	8.50	07/12/12	3,220,631
6,737	Golden Nugget, Inc., Term Loan	2.25 to 3.51	06/30/14 to 12/31/14	4,499,708
17,839	Harrah’s Operating Co., Inc., Term Loan	3.25 to 9.50	01/28/15 to 10/31/16	14,870,630
10,007	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.01	05/23/14	8,840,356
4,910	Magnolia Hill, LLC, Term Loan	3.49	10/30/13	4,370,171
2,529	MGM Mirage, Term Loan	6.00	10/03/11	2,437,359
5,904	Venetian Macau, Ltd., Term Loan	4.76	05/25/12 to 05/27/13	5,636,955

				55,062,637

	Insurance 3.9%
3,894	Alliant Holdings I, Inc., Term Loan (a)	3.25	08/21/14	3,685,889
8,025	AmWins Group, Inc., Term Loan	2.76	06/08/13	7,452,785
598	Applied Systems, Inc., Term Loan	2.73	09/26/13	570,999
2,341	Audatex North America, Inc., Term Loan	2.06	05/16/14	2,292,666
2,324	Conseco, Inc., Term Loan	7.50	10/10/13	2,216,267
825	HMSC Corp., Term Loan	5.75	10/03/14	579,563
3,897	Mitchell International, Inc., Term Loan	5.56	03/30/15	3,234,247
6,004	USI Holdings Corp., Term Loan	3.01	05/05/14	5,538,521
6,774	Vertafore, Inc., Term Loan	5.50 to 6.26	01/31/13 to 07/31/14	6,443,625

				32,014,562

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Machinery 1.4%
$4,044	Baldor Electric Co., Term Loan (a)	5.25%	01/31/14	$4,064,155
4,815	Goodman Global, Inc., Term Loan	6.25	02/13/14	4,865,191
2,929	Mold-Masters Luxembourg Holdings SA, Term Loan	3.75	10/11/14	2,416,665

				11,346,011

	Medical Products & Services 2.2%
6,697	Biomet, Inc., Term Loan (a)	3.23 to 3.25	03/25/15	6,544,581
8,128	Carestream Health, Inc., Term Loan	2.23	04/30/13	7,723,712
3,860	DJO Finance LLC, Term Loan	3.23	05/20/14	3,753,959
452	Orthofix Holdings, Inc., Term Loan	6.75	09/22/13	452,076

				18,474,328

	Mining, Steel, Iron & Non-Precious Metals 0.0%
414	John Maneely Co., Term Loan	3.50	12/09/13	397,865

	Natural Resources 0.5%
1,000	Dresser, Inc., Term Loan	5.99 to 6.02	05/04/15	951,250
3,029	Targa Resources, Inc., Term Loan	6.00	07/05/16	3,044,084

				3,995,334

	Non-Durable Consumer Products 3.4%
3,987	Amscan Holdings, Inc., Term Loan	2.50	05/25/13	3,738,047
5,259	Huish Detergents, Inc., Term Loan	2.01	04/26/14	5,101,577
6,717	KIK Custom Products, Inc., Term Loan	2.50 to 5.25	06/02/14 to 11/30/14	4,866,647
2,701	Mega Brands, Inc., Term Loan (Canada)	9.75	07/26/12	1,807,424
9,871	Spectrum Brands, Inc., Term Loan	8.00 to 8.75	06/29/12	9,871,273
3,236	Yankee Candle Co., Inc., Term Loan	2.24	02/06/14	3,141,016

				28,525,984

	Paper & Forest Products 1.1%
2,400	Ainsworth Lumber Co, Ltd, Term Loan	5.25	06/26/14	2,052,000
1,671	Georgia Pacific Corp., Term Loan	2.25 to 3.51	12/23/12 to 12/23/14	1,653,492
2,168	Tidi Products, LLC, Term Loan (f)	3.24 to 4.75	12/29/11 to 06/29/12	2,044,243
407	Verso Paper Holding, LLC, Term Loan (b)	6.53 to 7.28	02/01/13	208,602
7,551	White Birch Paper Co., Term Loan (Canada) (b) (d)	7.00	05/08/14	2,925,946

				8,884,283

	Pharmaceuticals 2.6%
6,433	Mylan Laboratories, Inc., Term Loan	3.50 to 3.56	10/02/14	6,369,535
5,399	Nyco Holdings 2 ApS, Term Loan (Denmark)	1.75 to 3.25	12/29/13 to 12/29/15	5,114,330
9,999	Warner Chilcott, LLC, Term Loan	5.50 to 5.75	10/30/14 to 04/30/15	10,038,454

				21,522,319

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing 5.2%
$4,028	Cygnus Business Media, Inc., Term Loan (h)	8.75%	06/30/13	$3,987,853
1,943	Dex Media West, LLC, Term Loan	7.50	10/24/14	1,899,116
6,260	Endurance Business Media, Inc., Term Loan (d)	4.75	07/26/13	1,877,992
5,000	Endurance Business Media, Inc., Term Loan (d) (f)	11.25	01/26/14	0
11,623	F&W Publications, Inc., Term Loan (d)	6.50	08/05/12 to 02/05/13	4,512,322
9,173	Gatehouse Media Inc., Term Loan	2.24	08/28/14	4,575,156
1,583	Knowledgepoint360 Group, LLC, Term Loan	3.53 to 7.28	04/14/14 to 04/13/15	1,087,274
1,664	MC Communications, LLC, Term Loan (b)	6.75	12/31/12	998,698
3,066	MediaNews Group, Inc., Term Loan	6.73	12/30/10 to 08/02/13	1,366,391
3,260	Merrill Communications, LLC, Term Loan (b)	14.75 to 15.00	11/15/13	2,061,835
5,353	Network Communications, Inc., Term Loan	2.39 to 2.80	11/30/12	3,720,040
469	Proquest CSA, LLC, Term Loan	2.76	02/09/14	443,750
503	SuperMedia, Inc., Term Loan	11.00	12/31/15	476,081
66,667	Tribune Co., Bridge Loan (d) (e)	8.25	12/20/15	1,833,333
12,662	Tribune Co., Term Loan (d) (e)	5.25	06/04/14	7,960,961
7,921	Yell Group PLC, Term Loan (United Kingdom)	3.73 to 3.98	04/29/11 to 07/31/14	6,219,442

				43,020,244

	Restaurants & Food Service 2.7%
4,424	Advantage Sales & Marketing, Inc., Term Loan (a)	2.25 to 2.26	03/29/13	4,228,627
8,661	Aramark Corp., Term Loan (a)	2.03 to 2.13	01/27/14	8,314,074
3,063	Center Cut Hospitality, Inc., Term Loan	9.25	07/06/14	2,725,666
4,516	NPC International, Inc., Term Loan	1.99 to 2.01	05/03/13	4,341,212
98	Volume Services America, Inc., Revolving Credit Agreement	6.00	12/31/12	94,256
2,546	Volume Services America, Inc., Term Loan	9.25	12/31/12	2,501,876

				22,205,711

	Retail—Oil & Gas 0.5%
4,173	The Pantry, Inc., Term Loan	1.74	05/15/14	3,969,599

	Retail—Stores 3.0%
5,704	Dollar General Corp., Term Loan	2.98 to 3.00	07/07/14	5,556,836
7,405	General Nutrition Centers, Inc., Term Loan	2.49 to 2.53	09/16/13	7,136,499
3,759	Guitar Center, Inc., Term Loan	3.74	10/09/14	3,374,134

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Retail—Stores (Continued)
$6,047	Rite Aid Corp., Term Loan	6.00%	06/04/14	$5,743,509
2,970	Sally Holdings, Inc., Term Loan	2.48	11/15/13	2,913,012

				24,723,990

	Telecommunications—Equipment & Services 0.5%
4,900	Avaya, Inc., Term Loan	3.01	10/24/14	4,402,998

	Telecommunications—Local Exchange Carriers 1.5%
4,026	Global Tel*Link Corp., Term Loan	9.00	02/14/13	4,035,646
4,974	Intelsat Corp., Term Loan	2.73	01/03/14	4,757,444
1,454	Orius Corp., LLC, Term Loan (c) (d) (e) (f) (g)	6.75 to 7.25	01/23/09 to 01/23/10	37,514
3,637	Sorenson Communications, Inc., Term Loan	6.00	08/16/13	3,538,969

				12,369,573

	Telecommunications—Long Distance 0.7%
6,017	Level 3 Communications, Inc., Term Loan	2.50 to 11.50	03/13/14	5,731,104

	Telecommunications—Wireless 2.3%
6,755	Asurion Corp., Term Loan (a)	3.23 to 3.27	07/03/14	6,569,961
4,057	CommScope, Inc., Term Loan	2.73 to 2.75	12/26/14	3,998,555
738	MetroPCS Wireless, Inc., Term Loan	2.50 to 2.56	11/04/13	714,384
7,801	NTELOS, Inc., Term Loan	5.75	08/07/15	7,874,272

				19,157,172

	Textiles & Leather 2.3%
5,951	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	4,769,461
4,240	HanesBrands, Inc., Term Loan	5.25	12/10/15	4,301,595
4,850	Levi Strauss & Co., Term Loan	2.48	03/27/14	4,498,375
3,345	Saint John Knits International, Inc., Term Loan	9.25	03/23/12	3,093,831
2,862	Varsity Brands, Inc., Term Loan	3.00	02/22/14	2,461,453

				19,124,715

	Transportation—Cargo 0.2%
954	Cardinal Logistics Management, Inc., Term Loan (b)	12.50	09/23/13	572,531
924	JHCI Acquisitions, Inc., Term Loan	2.74	06/19/14	816,785

				1,389,316

	Transportation—Personal 0.6%
4,986	Avis Budget Car Rental, LLC, Term Loan	4.00	04/19/12	4,879,972

	Utilities 10.9%
1,595	Bicent Power, LLC, Term Loan	2.26	06/30/14	1,477,828
543	Boston Generating, LLC, Term Loan	2.50 to 2.53	12/20/13	424,761
4,842	BRSP, LLC, Term Loan	7.50	06/24/14	4,781,264

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Utilities (Continued)
$25,853	Calpine Corp., Term Loan	3.14%	03/29/14	$24,496,116
11,830	Firstlight Power Resources, Inc., Term Loan	2.75 to 4.81	11/01/13 to 05/01/14	11,199,319
5,500	Longview Power, LLC, Term Loan	2.56	02/28/14	5,073,750
187	Mach Gen, LLC, Term Loan	2.28	02/22/13	173,678
14,058	NRG Energy, Inc., Term Loan	1.98 to 2.00	02/01/13	13,635,788
1,498	NSG Holdings, LLC, Term Loan	1.75	06/15/14	1,378,418
5,000	Primary Energy Operating, LLC, Term Loan	6.50	10/23/14	4,925,000
15,167	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.73 to 3.75	10/10/14	12,370,408
260	TPF Generation Holdings, LLC, Revolving Credit Agreement	2.25	12/15/11	253,284
7,671	TPF Generation Holdings, LLC, Term Loan	2.23 to 4.50	12/15/13 to 12/15/14	7,099,522
3,034	USPF Holdings, LLC, Term Loan	1.98	04/11/14	3,018,447

				90,307,583

Total Variable Rate** Senior Loan Interests 149.1%				1,237,808,285

Par
Amount
(000)	Borrower	Coupon	Maturity	Value

	Notes 3.1%
	Chemicals, Plastics & Rubber 0.1%
$1,048	Wellman, Inc. (b) (f)	5.00%	01/29/19	$1,048,000

	Construction Material 1.0%
5,063	Builders FirstSource, Inc. (i)	10.00	02/15/16	5,214,890
2,700	Compression Polymers Corp (i)	7.18	07/01/12	2,578,500

				7,793,390

	Containers, Packaging & Glass 0.2%
1,900	Berry Plastics Group, Inc. (i)	5.00	02/15/15	1,776,500

	Ecological 0.0%
560	Environmental Systems Products Holdings, Inc. (f)	18.00	03/31/15	0

	Healthcare 0.8%
6,167	Apria Healthcare Group, Inc.	11.25	11/01/14	6,629,166

	Hotels, Motels, Inns & Gaming 0.2%
2,000	Wynn Las Vegas, LLC	6.63	12/01/14	1,925,000

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Par
Amount
(000)	Borrower	Coupon	Maturity	Value

Non-Durable Consumer Products 0.1%
$677	Targus Group International, Inc. (f)	10.00%	12/15/15	$659,903

Paper & Forest Products 0.2%
1,500	Verso Paper Holding, LLC (i) (j)	4.03	08/01/14	1,237,500

Telecommunications—Local Exchange Carriers 0.5%
4,500	Qwest Corp. (i)	3.54	06/15/13	4,421,250

Total Notes 3.1%	25,490,709

Description	Value

Equities 0.6%
Building Materials Holdings Corp. (923,526 common shares, Acquired 01/11/10, Cost $1,406,020) (k)	$692,644
Comdisco Holdings Co., Inc. (7 common shares, Acquired 09/04/08, Cost $68) (k) (l)	63
CTM Media Holdings, Inc. (2,544 common shares, Acquired 09/19/09, Cost $35,444) (k)	5,086
Cumulus Media, Inc. (warrants for 7,614 common shares, Expiration date 06/29/19, Acquired 01/14/10, Cost $0) (f) (k)	9,746
Cygnus Business Media, Inc. (5,882 common shares, Acquired 09/29/09, Cost $1,251,821) (f) (h) (k) (l)	1,090,292
Environmental Systems Products Holdings, Inc. (9,333 common shares, Acquired 09/27/07, Cost $0) (f) (k) (l)	0
Environmental Systems Products Holdings, Inc. (4,275 preferred shares, Acquired 09/27/07, Cost $106,875) (f) (k) (l)	0
Euramax International Inc. (4,207 common shares, Acquired 07/09/09, Cost $4,543,100) (k) (l)	311,326
Generation Brands, LLC (4,863 common shares, Acquired 01/26/10, Cost $0) (f) (k)	0
IAP Worldwide Services, Inc. (warrants for 17,576 common shares, Expiration date 06/11/15, Acquired 06/18/08, Cost $0) (f) (k) (l)	0
IAP Worldwide Services, Inc. (warrants for 39,841 common shares, Expiration date 06/12/15, Acquired 06/18/08, Cost $0) (f) (k) (l)	0
IDT Corp. (7,632 common shares, Acquired 01/30/04, Cost $0) (k)	33,962
MC Communications, LLC (333,084 common shares, Acquired 07/02/09, Cost $0) (f) (k) (l)	0
Newhall Holding Co., LLC (343,321 common shares, Acquired 08/24/09, Cost $3,096,884) (k)	626,561
Safelite Realty (28,448 common shares, Acquired 10/20/00, Cost $0) (f) (k) (l)	0
SuperMedia, Inc. (2,333 common shares, Acquired 01/07/10, Cost $179,917) (k)	84,711
Targus Group International, Inc. (27,462 common shares, Acquired 12/16/09, Cost $0) (f) (k) (l)	0
True Temper Sports, Inc. (121,429 common shares, Acquired 12/17/09, Cost $4,287,500) (f) (k) (l)	825,717
Vitruvian Exploration, LLC (40,110 common shares, Acquired 10/19/09, Cost $1,717,401) (k)	441,210

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Description	Value

Equities (Continued)
WCI Communities, Inc. (6,756 common shares, Acquired 09/23/09, Cost $759,755) (k)	$574,260
Wellman, Inc. (1,048 common shares, Acquired 02/12/09 & 06/16/09, Cost $2,941,862) (f) (k)	344,970

Total Equities 0.6%	5,040,548

Total Long-Term Investments 152.8% (Cost $1,512,841,182)	1,268,339,542

Time Deposit 1.3%
State Street Bank & Trust Co. ($10,848,744 par, 0.01% coupon, dated 01/31/10, to be sold on 02/01/10 at $10,848,747) (a) (Cost $10,848,744)	10,848,744

Total Investments 154.1% (Cost $1,523,689,926)	1,279,188,286

Borrowings (11.7%)	(97,000,000)

Preferred Shares (including accrued distributions) (42.2%)	(350,083,076)

Liabilities in Excess of Other Assets (0.2%)	(1,703,308)

Net Assets 100.0%	$830,401,902

Percentages are calculated as a percentage of net assets applicable to common shares.

(a)	All or a portion of this security is designated in connection with unfunded loan commitments.

(b)	All or a portion of this security is payment-in-kind.

(c)	This borrower is currently in liquidation.

(d)	This Senior Loan interest is non-income producing.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g)	Senior loan is past due.

(h)	Affiliated company.

(i)	Variable rate security. Interest rate shown is that in effect at January 31, 2010.

(j)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(k)	Non-income producing security.

(l)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration.

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Swap agreements outstanding as of January 31, 2010:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Goldman Sachs International	Calpine Corp.	Sell	5.000%	03/20/10	$1,500	$(165,000)	$11,202	B
Goldman Sachs International	Calpine Corp.	Sell	5.000	03/20/11	2,000	(65,000)	(881)	B
Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	2.850	06/20/10	5,000	0	(30,049)	B–
Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	5.000	06/20/10	3,000	(97,500)	14,144	B–

Total Credit Default Swaps					$11,500	$(327,500)	$(5,584)

Swap Collateral Pledged to Counterparty
Goldman Sachs International							50,000

Total Swap Agreements							$44,416

*	Credit rating as issued by Standard and Poor’s (Unaudited).

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to the Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of January 31, 2010 in valuing the Trust’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Variable Rate Senior Loan Interests	$—	$1,221,962,815	$15,845,470	$1,237,808,285
Notes	—	18,567,916	6,922,793	25,490,709
Equities
Broadcasting -Diversified	—	—	9,746	9,746
Buildings & Real Estate	1,200,821	—	—	1,200,821
Chemicals, Plastics, and Rubber	—	—	344,970	344,970
Construction Material	692,644	—	—	692,644
Diversified Manufacturing	311,326	—	—	311,326
Entertainment & Leisure	—	—	825,717	825,717
Finance	63	—	—	63
Natural Resources	—	441,210	—	441,210
Printing & Publishing	84,711	—	1,090,292	1,175,003
Telecommunications—Local Exchange Carriers	39,048	—	—	39,048
Time Deposit	—	10,848,744	—	10,848,744
Credit Default Swaps	—	25,346	—	25,346
Unfunded Commitments	—	12,658	—	12,658

Total Investments in an Asset Position	$2,328,613	$1,251,858,689	$25,038,988	$1,279,226,290

Investments in a Liability Position
Credit Default Swaps	$—	$(30,930)	$—	$(30,930)
Unfunded Commitments	—	(6,392,053)	—	(6,392,053)

Total Investments in a Liability Position	$—	$(6,422,983)	$—	$(6,422,983)

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Loans and Securities
	Variable		Equities
	Rate						Hotels,
	Senior			Chemicals,			Motels,
	Loan		Broadcasting-	Plastics	Diversified	Entertainment	Inns &	Printing &		Unfunded
	Interests	Notes	Diversified	& Rubber	Manufacturing	& Leisure	Gaming	Publishing	Total	Commitments

Balance as of 7/31/09	$26,003,689	$1,048,000	$—	$611,330	$214,562	$—	$15,250	$—	$27,892,831	$(6,973)
Accrued Discounts/Premiums	34,028	—	—	—	—	—	—	—	34,028	—
Realized Gain/Loss	(7,264,663)	—	—	—	—	—	54,880	—	(7,209,783)	—
Change in Unrealized Appreciation/Depreciation	4,090,451	(1,453,998)	9,746	(266,360)	4,328,538	(3,461,783)	(15,250)	(161,529)	3,069,815	6,973
Net Purchases/Sales	5,075,534	7,328,791	—	—	(4,543,100)	4,287,500	(54,880)	1,251,821	13,345,666	—
Net Transfers In and/or Out of Level 3*	(12,093,569)	—	—	—	—	—	—		(12,093,569)	—

Balance as of 1/31/10	$15,845,470	$6,922,793	$9,746	$344,970	$—	$825,717	$—	$1,090,292	$25,038,988	$—

Net Change in Unrealized Appreciation/Depreciation from Investments Still Held as of 1/31/10									$(8,535,162)	$—

*	The value of Net Transfers In and/or Out of Level 3 was measured using the market value as of the beginning of the period for transfers in and the market value as of the end of the period for transfers out.

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements

Statement of Assets and Liabilities
January 31, 2010 (Unaudited)

Assets:
Unaffiliated Investments (Cost $1,518,501,486)	$1,274,110,142
Affiliated Investments (Cost $5,188,440)	5,078,144
Receivables:
Investments Sold	20,704,487
Interest and Fees	5,317,192
Swap Contracts	44,416
Other	110,198

Total Assets	1,305,364,579

Liabilities:
Payables:
Borrowings	97,000,000
Investments Purchased	18,740,891
Investment Advisory Fee	903,236
Administrative Fee	212,526
Income Distributions—Common Shares	62,196
Distributor and Other Affiliates	10,547
Unfunded Commitments	6,379,396
Accrued Expenses	935,976
Trustees’ Deferred Compensation and Retirement Plans	619,974
Accrued Interest Expense	14,859

Total Liabilities	124,879,601
Preferred Shares (including accrued distributions)	350,083,076

Net Assets Applicable to Common Shares	$830,401,902

Net Asset Value Per Common Share ($830,401,902 divided by 179,999,900 shares outstanding)	$4.61

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 179,999,900 shares issued and outstanding)	$1,799,999
Paid in Surplus	1,783,332,819
Accumulated Undistributed Net Investment Income	(12,155,418)
Net Unrealized Depreciation	(250,559,120)
Accumulated Net Realized Loss	(692,016,378)

Net Assets Applicable to Common Shares	$830,401,902

Preferred Shares ($0.01 par value, authorized 28,000 shares, 14,000 issued with liquidation preference of $25,000 per share)	$350,000,000

Net Assets Including Preferred Shares	$1,180,401,902

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2010 (Unaudited)

Investment Income:
Interest from Unaffiliated Investments	$34,401,510
Interest from Affiliated Investments	130,417
Other	1,614,973

Total Income	36,146,900

Expenses:
Investment Advisory Fee	5,171,411
Credit Line	1,591,388
Administrative Fee	1,216,802
Professional Fees	400,988
Preferred Share Maintenance	290,120
Custody	208,036
Trustees’ Fees and Related Expenses	129,286
Accounting and Administrative Expenses	80,747
Reports to Shareholders	76,969
Transfer Agent Fees	12,681
Other	86,284

Total Operating Expenses	9,264,712
Interest Expense	103,572

Total Expenses	9,368,284

Net Investment Income	$26,778,616

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(41,573,086)
Affiliated Investments	(5,494,422)
Foreign Currency Transactions	(31)
Swap Contracts	207,318

Net Realized Loss	(46,860,221)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(414,181,169)

End of the Period:
Investments	(244,501,640)
Swap Contracts	321,916
Unfunded Commitments	(6,379,396)

(250,559,120)

Net Unrealized Appreciation During the Period	163,622,049

Net Realized and Unrealized Gain	$116,761,828

Distributions to Preferred Shareholders	$(3,094,008)

Net Increase in Net Assets Applicable to Common Shares From Operations	$140,446,436

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	January 31, 2010	July 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$26,778,616	$73,508,210
Net Realized Loss	(46,860,221)	(354,682,309)
Net Unrealized Appreciation/Depreciation During the Period	163,622,049	(87,455,485)

Distributions to Preferred Shareholders:
Net Investment Income	(3,094,008)	(9,364,996)

Change in Net Assets Applicable to Common Shares from Operations	140,446,436	(377,994,580)

Distributions to Common Shareholders:
Net Investment Income	(27,108,494)	(70,077,894)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	113,337,942	(448,072,474)

From Capital Transactions:
Cost of Shares Repurchased	(38,257)	-0-

Total Increase/Decrease in Net Assets Applicable to Common Shares	113,299,685	(448,072,474)
Net Assets Applicable to Common Shares:
Beginning of the Period	717,102,217	1,165,174,691

End of the Period (Including accumulated undistributed net investment income of $(12,155,418) and $(8,731,532), respectively)	$830,401,902	$717,102,217

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended January 31, 2010 (Unaudited)

Change in Net Assets from Operations (including Preferred Share Distributions)	$140,446,436

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash
Provided by Operating Activities:
Purchases of Investments	(334,504,073)
Principal Repayments/Sales of Investments	289,662,940
Net Purchases of Short-Term Investments	(4,665,585)
Amortization of Loan Fees	429,528
Net Loan Fees	178
Accretion of Discounts	(6,898,155)
Net Realized (Gain)/Loss on Investments	47,067,508
Net Change in Unrealized Appreciation on Investments	(156,764,249)
Increase in Interest and Fees Receivable	(619,862)
Increase in Other Assets	(45,799)
Increase in Payable for Investment Advisory Fees	131,354
Increase in Payable for Administrative Fees	30,907
Decrease in Payable for Distributor and Other Affiliates	(35,607)
Increase in Accrued Interest Expenses	1,163
Increase in Trustees’ Deferred Compensation and Retirement Plans	127,003
Increase in Accrued Expenses	255,688
Net Change in Swap Contracts	(77,632)
Net Change in Unfunded Commitments	(6,425,168)

Total Adjustments	(172,329,861)

Net Cash Used for Operating Activities	(31,883,425)

Cash Flows from Financing Activities:
Proceeds from Bank Borrowings	115,000,000
Repayments of Bank Borrowings	(56,000,000)
Repurchased Shares	(38,257)
Cash Distributions Paid	(27,078,318)

Net Cash from Financing Activities	31,883,425

Net Increase in Cash	-0-
Cash at Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$102,409

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$3.98	$6.47	$8.06	$8.57	$8.67	$8.63

Net Investment Income	0.15 (a)	0.41 (a)	0.80 (a)	0.93 (a)	0.79 (a)	0.60
Net Realized and Unrealized Gain/Loss	0.65	(2.46)	(1.57)	(0.47)	(0.10)	0.01
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.02)	(0.05)	(0.18)	(0.20)	(0.17)	(0.10)

Total from Investment Operations	0.78	(2.10)	(0.95)	0.26	0.52	0.51

Distributions Paid to Common Shareholders:
Net Investment Income	(0.15)	(0.39)	(0.64)	(0.77)	(0.62)	(0.47)

Net Asset Value, End of the Period	$4.61	$3.98	$6.47	$8.06	$8.57	$8.67

Common Share Market Price at End of the Period	$4.58	$3.59	$5.49	$7.98	$8.38	$8.19
Total Return (b)	32.40% *	–26.06%	–24.32%	3.94%	10.41%	–2.03%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$830.4	$717.1	$1,165.2	$1,450.1	$1,542.9	$1,560.7
Ratio to Average Net Assets Applicable to Common Shares Excluding Borrowings:
Operating Expense (c)	2.36%	2.96%	2.26%	2.35%	2.31%	2.26%
Interest Expense (c)	0.03%	0.73%	1.26%	1.95%	1.63%	0.82%
Gross Expense (c)	2.39%	3.69%	3.52%	4.30%	3.94%	3.08%
Net Investment Income (c)	6.82%	10.73%	11.11%	10.80%	9.17%	6.87%
Net Investment Income (d)	6.03%	9.36%	8.67%	8.46%	7.23%	5.75%
Portfolio Turnover (e)	23% *	37%	46%	85%	75%	94%

Supplemental Ratios:
Ratios to Average Net Assets Including Preferred Shares and Borrowings:
Operating Expense (c)	1.52%	1.64%	1.27%	1.30%	1.28%	1.27%
Interest Expense (c)	0.02%	0.40%	0.71%	1.08%	0.90%	0.46%
Gross Expense (c)	1.54%	2.04%	1.98%	2.37%	2.18%	1.73%
Net Investment Income (c)	4.40%	5.95%	6.26%	5.95%	5.06%	3.86%
Net Investment Income (d)	3.89%	5.19%	4.88%	4.66%	3.99%	3.23%

Senior Indebtedness:
Total Preferred Shares Outstanding	14,000	14,000	14,000	28,000	28,000	28,000
Asset Coverage Per Preferred Share (f)	$84,320	$76,225	$108,236	$76,803	$80,119	$80,750
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Total Borrowing Outstanding (In thousands)	$97,000	$38,000	$551,000	$502,000	$557,000	$524,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (g)	$13,170	$29,083	$3,750	$5,284	$5,028	$5,315

(a)	Based on average shares outstanding.
(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of distributions to preferred shareholders.
(d)	Ratios reflect the effect of distributions to preferred shareholders.
(e)	Calculation includes the proceeds from principal repayments and sales of senior loan interests.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
*	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Senior Income Trust (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility. The Trust commenced investment operations on June 23, 1998.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The Trust’s Senior Loans and notes are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust’s Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust’s portfolio. The fair value of Senior Loans are reviewed and approved by the Trust’s Valuation Committee and the Board of Trustees.
Credit default swaps are valued using quotations obtained from brokers.

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of a plan of reorganization for an investment are recorded as realized losses. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At January 31, 2010, the Trust had no when-issued or delayed delivery purchase commitments.
The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust. At January 31, 2010, the Trust had no repurchase agreements.

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

D. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

E. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended July 31, 2009, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2009, the Trust had an accumulated capital loss carryforward for tax purposes of $364,380,249 which will expire according to the following schedule.

Amount	Expiration

$122,716,095	July 31, 2010
52,014,750	July 31, 2011
29,634,358	July 31, 2012
2,190,907	July 31, 2013
6,730,384	July 31, 2014
11,934,630	July 31, 2015
17,612,397	July 31, 2016
121,546,728	July 31, 2017

At January 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,523,689,926

Gross tax unrealized appreciation	$34,751,984
Gross tax unrealized depreciation	(279,253,624)

Net tax unrealized depreciation on investments	$(244,501,640)

F. Distribution of Income and Gains The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

The tax character of distributions paid for the year ended July 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$79,598,098

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,730,666

Net realized gains or losses may differ for financial reporting and tax purposes primarily due to reclass of swap income from gains/losses, as a result of the deferral of losses resulting from wash sale transactions and gains and losses recognized on securities for tax purposes but not for book purposes.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through March 26, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Trust’s financial statements or require disclosure in the Trust’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of 0.85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust’s Administrator, at an annual rate of 0.20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities.
For the six months ended January 31, 2010, the Trust recognized expenses of approximately $74,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended January 31, 2010, the Trust recognized expenses of approximately $31,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of ”Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a fund holds 5% or more of the outstanding voting securities.

	Par/
	Shares*	Interest/	Market
	as of	Dividend	Value
Name	1/31/2010	Income	1/31/2010	Cost

Cygnus Business Media—Common Shares	5,882	$-0-	$1,090,292	$1,251,821
Cygnus Business Media—Term Loan	4,028,134	130,417	3,987,852	3,936,619

		$130,417	$5,078,144	$5,188,440

*	Shares were acquired through the restructuring of senior loan interests.

Affiliate transactions during the six months ended January 31, 2010 were as follows:

	Par/Shares			Par/Shares	Realized	Interest/
	as of	Gross	Gross	as of	Gain/	Dividend
Name	7/31/2009	Additions	Reductions	1/31/2010	(Loss)	Income

Cygnus Business Media—Common Shares	-0-	5,882	-0-	5,882	$-0-	$-0-
Cygnus Business Media— Term Loan	$10,683,750	$4,038,229	$(10,693,845)	$4,028,134	(5,494,422)	130,417

					$(5,494,422)	$130,417

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended January 31, 2010 and the year ended July 31, 2009, transactions in common shares were as follows:

	Six Months Ended	Year Ended
	January 31, 2010	July 31, 2009

Beginning Shares	180,010,000	180,010,000
Shares Repurchased	(10,100)	-0-

Ending Shares	179,999,900	180,010,000

The Board of Trustees have approved a share repurchase program whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or net asset value (NAV), whichever is lower at the time of purchase. For the six months ended January 31, 2010, the Trust repurchased 10,100 of its shares at an average discount of 10.50% from net asset value per share.

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $306,805,542 and $275,048,611, respectively.

5. Commitments
Pursuant to the terms of certain Senior Loan agreements, the Trust had unfunded loan commitments of approximately $58,345,900 as of January 31, 2010. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. The unrealized depreciation on these commitments of $6,379,396 as

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

of January 31, 2010 is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities. As of January 31, 2010, the Trust held the following unfunded loan commitments:

		Unfunded	Appreciation/
Description	Type	Commitment	(Depreciation)

Ax Acquisition Corp.	Revolver	$2,500,000	$(425,000)
Bright Horizons Family Solutions, Inc.	Revolver	4,160,000	(249,600)
Cannery Casino Resorts, LLC	Revolver	1,002,273	(246,810)
Catalent Pharma Solutions	Revolver	2,500,000	(337,500)
Chart Industries, Inc.	Revolver	2,750,000	(261,250)
Education Management Corp.	Revolver	3,000,000	(180,000)
GateHouse Media Operating, Inc.	Revolver	1,000,000	(625,000)
General Nutrition Centers, Inc.	Revolver	5,532,083	(497,888)
Graphic Packaging International, Inc.	Revolver	5,000,000	(450,000)
Hunter Fan Co.	Revolver	77,083	(35,844)
Kranson Industries, Inc.	Revolver	2,500,000	(137,500)
Lyondell Chemical Co.	DIP Term Loan	264,389	12,658
LyondellBasell Cam Exchange	Revolver	13,718	(3,704)
Metro-Goldwyn-Mayer Studios, Inc.	Revolver	27,830	(11,549)
Mirant North America LLC	Revolver	3,940,165	(275,812)
Pinnacle Foods Holdings Corp.	Revolver	7,000,000	(490,000)
Select Medical Corp.	Revolver	2,850,000	(285,000)
Sungard Data Systems, Inc.	Revolver	2,469,450	(327,202)
Surgical Care Affiliates, Inc.	Revolver	3,000,000	(450,000)
USI Holdings Corp.	Revolver	3,333,333	(500,000)
Van Houtte	Revolver	3,000,000	(517,500)
Volume Services America, Inc.	Revolver	2,425,582	(84,895)

		$58,345,906	$(6,379,396)

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Trust is subject to credit risk in the normal course of pursuing its investment objectives. The Trust may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the six months ended January 31, 2010, the average notional amount of credit default swap contracts entered into by the Trust acting as a buyer or seller of protection were $0 and $11,500,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/ performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a trust had invested in the issuer directly. The Trust’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to the Trust to cover the Trust’s exposure to the counterparty.
The Trust may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the table following the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of January 31, 2010 was $5,584. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $50,000. If a defined credit event had occurred as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Trust would have been required to pay $7,000,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain/loss on swap contracts on the Statement of Operations.
FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The following table sets forth the fair value of the Trust’s derivative contracts by primary risk exposure as of January 31, 2010.

	Asset Derivatives		Liability Derivatives
Primary Risk	Balance Sheet		Balance Sheet
Exposure	Location	Fair Value	Location	Fair Value

Credit Contracts	Swap Contracts	$25,346	Swap Contracts	$(30,930)

The following tables set forth by primary risk exposure the Trust’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended January 31, 2010.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$207,318

Amount of Realized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Swap Contracts

Credit Contracts	$432,632

7. Senior Loan Participation Commitments
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
At January 31, 2010, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

	Principal Amount	Value
Selling Participant	(000)	(000)

Goldman Sachs Lending Partners	$85	$52

8. Borrowings
The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (i) borrow money greater than 33 1/3% of the Trust’s total assets or (ii) issue preferred shares greater than 50% of the Trust’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Trust’s total assets based on the relative amounts borrowed or preferred shares issued.
The Trust had entered into a $625 million annual revolving credit and security agreement which closed on September 10, 2009. This revolving credit agreement was secured by the assets of the Trust. In connection with this agreement, for the period August 1, 2009 to September 10, 2009, the Trust incurred fees of approximately $515,700 and had an average daily balance of borrowings under this agreement of $41,707,317 with a weighted average interest rate of 0.70%.
On September 11, 2009, the Trust entered into a $200 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the period September 11, 2009 to January 31, 2010, the Trust incurred fees of approximately $1,075,700 and had an average daily balance of borrowings under this agreement of $88,433,566 with a weighted average interest rate of 0.49%. Effective January 6, 2010, an amendment to the revolving credit and security agreement increased the borrowing limit to $300 million.

9. Preferred Shares Issuance
The Trust has outstanding 2,800 shares each of Series M, Series T, Series W, Series TH and Series F Auction Preferred Shares (APS), $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $350 million. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. Beginning on February 12, 2008 and continuing through January 31, 2010, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on January 31, 2010 was 1.708%. During the six months ended January 31, 2010, the rates ranged from 1.706% to 1.763%.
The Trust pays annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of the “Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

10. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Trust’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Trust’s Board of Trustees has approved a new investment advisory agreement (which includes a master subadvisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The new advisory agreement for the Trust (the “Agreement”) is subject to shareholder approval. The Agreement will be presented to shareholders of the Trust at a special meeting of shareholders.

12. Legal Matters
The Trust is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Trust and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Trust, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Trust and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Trust filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. A court-ordered mediation took place in March 2009, but no resolution was reached. The case went to trial, which concluded in August 2009. On October 13, 2009, the Court found in favor of Plaintiff and ordered the Credit Lenders and Term Loan Lenders to disgorge any principal

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

received on the loans, plus interest, as well as any attorneys’ fees. Additionally, the Court ordered that defendants post a bond for 110% of the ordered disgorged amounts, which was posted in December 2009. The respective Credit Lenders and Term Loan Lenders have appealed the judgment. The outcome of the appeal process is not expected until at least the fall of 2010.
The Trust is one of hundreds of defendants which include non-agent lender defendants that had been named in litigation filed by the Adelphia Recovery Trust (“ART”) in the U.S. District Court for the Southern District of New York in an action entitled Adelphia Recovery Trust v. Bank of America, N.A., et al. which alleged that a wide swath of financial institutions such as investment banks, agent lenders and non-agent lenders worked together to assist the Rigas family in its defrauding of Adelphia. The complaint by ART against the non-agent lenders stated certain claims including equitable disallowance, voidable preferences and fraudulent transfers and sought, among other remedies, to disallow and/or void certain transfers and repayments the non-agent lenders received in connection with loans made to Adelphia. The non-agent lenders, which include the Trust, moved to dismiss all claims against them. The motions to dismiss all claims against the non-agent lenders were granted in June, 2008 and final judgment was entered in December 2008. ART appealed the judgment to the United States Court of Appeals for the Second Circuit in July 2009. The outcome of the appeal is not expected until sometime in 2010.
In management’s opinion, there is no material impact to the Trust as a result of these legal matters.

13. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

14. Subsequent Event
The Trust redeemed 1,200 shares each of Series M, Series, T, Series W, Series TH and Series F APS. The redemptions occurred from February 8, 2010 to February 12, 2010 and totaled $150,000,000.

Van Kampen Senior Income Trust
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Kevin Klingert
Vice President
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VVRSAN 03/10
IU10-01328P-Y03/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Senior Income Trust
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: March 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: March 23, 2010
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: March 23, 2010